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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               Opus360 Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                               13-4023714
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  (State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

733 Third Avenue, 17th Floor, New York, New York           10017
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  (Address of Principal Executive Offices)               (Zip Code)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
         Instruction A.(c), please check the following box.  |_|

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
         Instruction A.(d), please check the following box.  |X|

Securities Act registration statement file number to which this form relates:
333-93185

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                Name of Each Exchange on Which
         to be so Registered                Each Class is to be Registered
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
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                                (Title of Class)


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                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-93185), as amended from time to time, is incorporated herein by reference.

ITEM 2. EXHIBITS.

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

1.   Certificate of Incorporation of the Registrant incorporated by reference to
     Exhibit 3.1 to the Company's Registration Statement on Form S-1.

2. Certificate of Merger dated January 19, 2000 relating to the acquisition of Ithority Corporation incorporated by reference to Exhibit 3.1A of the Company's Registration Statement on Form S-1.

3. Certificate of Merger dated February 24, 2000 relating to the acquisition of PeopleMover, Inc. incorporated by reference to Exhibit 3.1B of the Company's Registration Statement on Form S-1.

4. Form of Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

5. Bylaws of the Registrant incorporated by reference to Exhibit 3.3 to Company's Registration Statement on Form S-1.

6. Amended Bylaws of the Registrant incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

7. Certificate for Shares incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1.


                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   Opus360 Corporation
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                                                       (Registrant)


    Date March 3, 2000                  By          /s/ Richard McCann
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                                                    Richard McCann
                                                    Chief Financial Officer


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